Exhibit 21.1

SEACOR HOLDINGS INC.

MAJORITY OWNED SUBSIDIARIES

AS OF DECEMBER 31, 2010

Jurisdiction of Incorporation
Aloha SEACOR BV LLC	Delaware
Arctic Leasing LLC	Delaware
Boston Putford Offshore Safety Limited	England
CapSea Holdings LLC	Delaware
Caribship LLC	Delaware
Commodity Distributors LLC	Delaware
Delaware Tanker Holding I, Inc.	Delaware
Delaware Tanker Holding II, Inc.	Delaware
Delaware Tanker Holding III, Inc.	Delaware
Delaware Tanker Holding IV, Inc.	Delaware
Delaware Tanker Holding V, Inc.	Delaware
Energy Logistics, Inc.	Delaware
Era Aeroleo LLC	Delaware
Era Canada LLC	Delaware
Era DHS LLC	Delaware
Era FBO LLC	Delaware
Era Flightseeing LLC	Delaware
Era Group Inc.	Delaware
Era Helicopter Services LLC	Delaware
Era Helicópteros de México S. de R.L. de C.V.	Mexico
Era Helicopters, LLC	Delaware
Era Helicopters (Mexico) LLC	Delaware
Era Leasing LLC	Delaware
Era Med LLC	Delaware
Erie Trader II LLC	Delaware
F2 SEA Inc.	Delaware
Food Distribution LLC	Delaware
Galaxie Offshore Barges LLC	Louisiana
Galaxie Offshore L.L.C.	Delaware
Gateway Terminals LLC	Delaware
Gem Shipping Inc.	Delaware
Gem Shipping Ltd.	Cayman Islands
Gilbert Cheramie Boats L.L.C.	Louisiana
Graham Offshore Barges LLC	Delaware
Graham Offshore LLC	Delaware
Graham Offshore Tugs LLC	Delaware
Illinois Corn Processing Holdings Inc.	Delaware
Kinsman Lines, Inc.	Delaware
Lake Palma, S.L.	Spain
Liberty Services, Inc.	Louisiana
Lightship Limited Partner Holdings, LLC	Delaware
Lightship Partners, L.P.	Delaware
Lightship Tanker Holdings, LLC	Delaware
Lightship Tankers I LLC	Delaware
Lightship Tankers II LLC	Delaware
Lightship Tankers III LLC	Delaware

Jurisdiction of Incorporation
Lightship Tankers IV LLC	Delaware
Lightship Tankers V LLC	Delaware
Link Associates International Global Limited	England
Link Associates International Limited	England
Lone Star Marine Services, Inc.	Florida
Mantenimiento Express Maritimo S.A.P.I., de C.V.	Mexico
Maranta S.A.	Argentina
Marine Environmental Services (Thailand) Ltd.	Thailand
McCall Boat Rentals Ocean Barges LLC	Delaware
McCall’s Boat Rentals Barges LLC	Louisiana
McCall’s Boat Rentals L.L.C.	Delaware
National Response Corporation	Delaware
National Response Corp. Aruba N.V.	Aruba
National Response Corporation of Puerto Rico	Delaware
Natl Response Corporate of Puerto Rico	Delaware
NRC Environmental Services Inc.	Washington
O’Brien’s Response Management Inc.	Louisiana
O’Brien’s Response Management of Puerto Rico Inc.	Puerto Rico
OSI-AB LLC	Delaware
OSRV Holdings, Inc.	Delaware
Pier Systems, Inc.	Washington
Response Equipment Corporation	Delaware
SAN Offshore Marine Inc.	Delaware
SB Erie Shipyard LLC	Delaware
SCF Agri/Fuels LLC	Delaware
SCF Barge Line LLC	Delaware
SCF Boats LLC	Delaware
SCF Fleeting LLC	Delaware
SCF International LLC	Marshall Islands
SCF Investments LLC	Marshall Islands
SCF Marine Inc.	Delaware
SCFM Towing LLC	Delaware
SCF Real Estate LLC	Delaware
SCF Riverport LLC	Delaware
SCF Services LLC	Delaware
SCF Shipyards LLC	Delaware
SCF Towboat III, L.P.	Delaware
SCF Waxler Barge Line LLC d/b/a Waxler Transportation Company	Delaware
SCF Waxler Marine LLC	Delaware
SCF/JAR Investments LLC	Delaware
Sea Mar Offshore LLC	Delaware
Seabulk America LLC	Delaware
Seabulk Angola Holdings, Inc.	Marshall Islands
Seabulk Chemical Transport, Inc.	Delaware
Seabulk Command, Inc.	Marshall Islands
Seabulk Congo, Inc.	Liberia
Seabulk E. G. Holdings, Inc.	Marshall Islands
Seabulk Eagle II, Inc.	Marshall Islands
Seabulk Energy Carriers, Inc.	Florida
Seabulk Energy Transport, Inc.	Florida
Seabulk Freedom, Inc.	Marshall Islands
Seabulk General Partner LLC	Delaware

Jurisdiction of Incorporation
Seabulk Global Carriers, Inc.	Marshall Islands
Seabulk Global Transport, Inc.	Marshall Islands
Seabulk Heron, Inc.	Marshall Islands
Seabulk International, Inc.	Delaware
Seabulk Island Transport, Inc.	Marshall Islands
Seabulk Jasper, Inc.	Marshall Islands
Seabulk Lincoln, Inc.	Marshall Islands
Seabulk Mallard, Inc.	Marshall Islands
Seabulk Marine International Inc.	Delaware
Seabulk Marine Services, Inc.	Florida
Seabulk Master, Inc.	Marshall Islands
Seabulk Ocean Transport, Inc.	Florida
Seabulk Offshore Dubai, Inc.	Florida
Seabulk Offshore Equatorial Guinea, S.L.	Equatorial Guinea
Seabulk Offshore Holdings, Inc.	Marshall Islands
Seabulk Offshore International FZE	United Arab Emirates
Seabulk Offshore International, Inc.	Florida
Seabulk Offshore LLC	Delaware
Seabulk Offshore Marine Management, Inc.	Liberia
Seabulk Offshore Operators Trinidad Limited	Trinidad and Tobago
Seabulk Offshore Operators, Inc.	Florida
Seabulk Offshore Venture Holdings Inc.	Marshall Islands
Seabulk Offshore Vessel Holdings Inc.	Marshall Islands
Seabulk Operators, Inc.	Florida
Seabulk Overseas Transport, Inc.	Marshall Islands
Seabulk Overseas Transport Investments Inc.	Marshall Islands
Seabulk Partners LP	Delaware
Seabulk Petroleum Transport, Inc.	Florida
Seabulk South Atlantic LLC	Delaware
Seabulk Swift, Inc.	Marshall Islands
Seabulk Tankers, Inc.	Delaware
Seabulk Tims I, Inc.	Marshall Islands
Seabulk Towing, Inc.	Delaware
Seabulk Towing Services, Inc.	Florida
Seabulk Transmarine II, Inc.	Florida
Seabulk Transport, Inc.	Delaware
SEACAP APT Leasing Inc.	Delaware
SEACAP AW LLC	Marshall Islands
SEACAP Leasing Associates LLC	Delaware
SEACAP Leasing Associates II LLC	Delaware
SEACAP Leasing Associates III LLC	Delaware
SEACAP Leasing Associates IV LLC	Delaware
SEACAP Leasing Associates V LLC	Delaware
SEACAP Leasing Associates VI LLC	Delaware
SEACAP Leasing Associates VII LLC	Delaware
SEACAP Leasing Associates VIII LLC	Delaware
SEACAP (MI) Inc.	Marshall Islands
SEACOR Acadian Companies Inc.	Delaware
SEACOR Asset Management LLC	Delaware
SEACOR Bulk Carriers Inc.	Marshall Islands

Jurisdiction of Incorporation
SEACOR Cameroun SARL	Cameroon
SEACOR Capital (Asia) Limited	Hong Kong
SEACOR Capital (Singapore) Pte. Ltd.	Singapore
SEACOR Capital (UK) Limited	England
SEACOR Capital Corporation	Delaware
SEACOR Commodity Trading LLC	Delaware
SEACOR Commodity Trading Sàrl	Geneva
SEACOR Commodity Trading S.R.L.	Argentina
SEACOR Communications Inc.	Delaware
SEACOR CTU Inc.	Delaware
SEACOR Energy Canada Limited.	Alberta, Canada
SEACOR Energy Group Inc.	Delaware
SEACOR Energy Holdings Inc.	Delaware
SEACOR Energy Inc.	Delaware
SEACOR Environmental Products LLC	Delaware
SEACOR Environmental Services Inc.	Delaware
SEACOR Environmental Services (International) Inc.	Delaware
SEACOR Environmental Services International Ltd.	Marshall Islands
SEACOR Environmental Services (Kazakhstan)	Kazakhstan
SEACOR Environmental Services (Middle East) Limited	British Virgin Islands
SEACOR Environmental Services (Middle East) Limited, Limited Liability Company	United Arab Emirates
SEACOR Environmental Services (Thailand) Ltd.	Thailand
SEACOR Environmental Services (UK) Limited	England
SEACOR (GP) KS	Norway
SEACOR Flex AS	Norway
SEACOR Inland River Transport Inc.	Delaware
SEACOR International Chartering Inc.	Delaware
SEACOR International Limitted	England
SEACOR Management Services Inc.	Delaware
SEACOR Marine LLC	Delaware
SEACOR Marine AZ LLC	Azerbaijan
SEACOR Marine (Asia) Pte. Ltd.	Singapore
SEACOR Marine (Bahamas) Inc.	Marshall Islands
SEACOR Marine (Cyprus) Ltd.	Cyprus
SEACOR Marine (International) Limited	England
SEACOR Marine (Nigeria) L.L.C.	Louisiana
SEACOR Marine Guernsey Ltd.	Guernsey
SEACOR Marine International LLC	Delaware
SEACOR Marine International Barges LLC	Delaware
SEACOR Marine Waxler Boats LLC	Delaware
SEACOR Meridian Inc.	Delaware
SEACOR Ocean Boats Inc.	Delaware
SEACOR Ocean Transport Inc.	Delaware
SEACOR Offshore LLC	Delaware
SEACOR Offshore Abu Dhabi, Inc.	Florida
SEACOR Offshore Barges LLC	Delaware
SEACOR Offshore do Brazil Ltda.	Brazil
SEACOR Offshore Dubai (L.L.C.)	United Arab Emirates
SEACOR Offshore Freight Trading Ltd.	Marshall Islands
SEACOR Offshore (Marshall Islands) Ltd.	Marshall Islands
SEACOR Offshore Ocean Barges LLC	Delaware

Jurisdiction of Incorporation
SEACOR Offshore Services Inc.	Delaware
SEACOR Offshore (VZ) LLC	Delaware
SEACOR Overseas Investment Inc.	Delaware
SEACOR Payroll Management LLC	Delaware
SEACOR Rail Management & Leasing LLC	Delaware
SEACOR Senegal Sarl	Senegal
SEACOR Sugar LLC	Delaware
SEACOR Supplyships 1 AS	Norway
SEACOR Tankers LLC	Delaware
SEACOR Vision Barges LLC	Delaware
SEACOR Vision Ocean Barges LLC	Delaware
SEACOR Worldwide (AZ) Inc.	Delaware
SEACOR Worldwide Inc.	Delaware
SEACOR Worldwide Barges LLC	Delaware
SEACOR Worldwide (Ghana) LLC	Delaware
SEACOR Worldwide Ocean Barges LLC	Delaware
SEACOR-SMIT Offshore (International) Ltd.	Marshall Islands
SEACOR-SMIT Offshore (Worldwide) Ltd.	Marshall Islands
Seaspraie Holdings LLC	Delaware
SOLID RESOURCES, LLC	Florida
South Atlantic Response S.A.	Argentina
South of Fleet Street, LLC	Tennessee
South Sea Servicos Maritimos Ltda.	Brazil
Southern Crewing Services Limitd.	England
Stirling Marine Limited	Scotland
Stirling Offshore Limited	Scotland
Stirling Shipping Company Limited	Scotland
Stirling Shipping Holdings Limited	Scotland
Storm Shipping Inc.	Delaware
V&A Commodity Traders Importação e Exportação do Brasil Ltda.	Brazil
V&A Commodity Traders, Inc.	New York
V&A Commodity Traders LLC	Delaware
Vector-Seacor Ltd.	England
VEESEA Holdings Inc.	Delaware
Venezuelan Response Corporation, C.A.	Venezuela
Vensea Offshore Ltd.	Bahamas
Vensea Marine S.R.L.	Venezuela
Weston Barge Line, Inc.	Delaware
Yarnell Offshore (MI) Ltd.	Marshall Islands

SEACOR HOLDINGS INC.

50% OR LESS OWNED SUBSIDIARIES

AS OF DECEMBER 31, 2010

Jurisdiction of Incorporation
Advance Trading Partners, LLC	Delaware
Applied Environmental Equipment LLC	California
Aptwater, Inc.	California
Avion Pacific Limited	Hong Kong
Avion Logistics Limited	Hong Kong
C-Lift LLC	Delaware
CSP Electronics, L.L.C.	Louisiana
Dart Helicopter Services LLC	Tennessee
Eagle Fabrication, LLC	Illinois
Era do Brazil LLC	Delaware
Era Training Center LLC	Delaware
GEPBULK S.L.	Equatorial Guinea
GTI AW I	Republic of Mauritius
Hawker Pacific Airservices Limited	Hong Kong
Illinois Corn Processing LLC	Delaware
Lonestar Towing LLC	Delaware
Marine Seacor Pte. Ltd.	Singapore
Nautical Power, L.L.C.	Delaware
Nautical Power (International) LLC	Marshall Islands
SCF Bunge Marine LLC	Delaware
SCF Development LLC	Delaware
SCFCo Holdings LLC	Marshall Islands
Seabulk Offshore de Angola, Lda.	Angola
Seabulk Offshore de Mexico, S.A. de C.V.	Mexico
SEA-CAT CREWZER LLC	Delaware and Marshall Islands
Sea Treasure Shipping Ltd.	Liberia
SEACOR Grant DIS	Norway
SEACOR Grant AS	Norway
SEACOR Offshore de Mexico S. de R.L. de C.V.	Mexico
SEACOR Supplyships 1 KS	Norway
SeaJon LLC	Delaware
SeaTiger Asset Management LLC	Marshall Islands
SeaTiger Holdings LLC	Marshal Islands
SESAR Ltd.	Marshall Islands
SES-HAZTEC Servicos De Resposta A Emergencias S.A.	Brazil
SESMEKE Ltd.	Marshall Islands
SESMEKE Cevre Koruma Hizmetleri Limited Sirketi	Turkey
ShipServ Inc.	Delaware
Smit-Lloyd Matsas (Hellas) Shipping Co. S.A.	Greece
Smit-Lloyd Mainport (Ireland) Ltd.	Ireland
Societe de Gestion des Services Portuaires	Republic of the Congo
Soylutions LLC	Illinois
Svitzer Idku (S.A.E)	Egypt
WeatherWise USA, Inc.	Delaware